UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2015

RELYPSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36184	26-0893742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 421-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2015, Relypsa, Inc. (“Relypsa”) announced that VeltassaTM (patiromer) for oral suspension (“Veltassa”) is now available for prescription to patients with hyperkalemia in the United States.

About Veltassa K+onnectSM

Veltassa Konnect is Relypsa’s centralized patient support center with a dedicated team of specialists that provides a variety of services, including helping patients understand their insurance coverage and start taking Veltassa quickly, and providing assistance to eligible patients who need help with their co-pay or who are uninsured and may qualify for free drug.

Veltassa Konnect is being managed by RxCrossroads.

Veltassa Authorized Specialty Pharmacies and Distributors

Relypsa has partnered with two national specialty pharmacies to fill and deliver Veltassa prescriptions to patients. Patients who have been prescribed Veltassa will receive the medicine via mail order directly from one of the authorized specialty pharmacies:

•	ACS Specialty Pharmacy, a CVS Pharmacy; or

•	Walgreens Specialty Pharmacy.

Veltassa will be distributed to hospitals through a network of authorized specialty distributors, including:

•	ASD Healthcare, a subsidiary of AmerisourceBergen;

•	Cardinal Health Specialty Distribution, a subsidiary of Cardinal Health; or

•	McKesson Plasma and Biologics, LLC.

About the Veltassa Sales Team

All of Relypsa’s sales representatives have now been hired and are calling on nephrologists, cardiologists and relevant hospitals to introduce them to Veltassa. Approximately one-third of Relypsa’s sales representatives and all of Sanofi’s nephrology sales force, pursuant to the Detailing Agreement between Sanofi and Relypsa, began calling on doctors following approval. By late November 2015, a second group of Relypsa representatives was hired and calling on doctors. The final group of Relypsa representatives started calling on doctors as of December 21, 2015.

Forward-Looking Statements

To the extent that statements contained in this press release are not descriptions of historical facts regarding Relypsa, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the services to be provided by Veltassa Konnect and the plans to fill and deliver Veltassa prescriptions to patients and distribute Veltassa to hospitals. Such forward-looking statements involve substantial risks and uncertainties that could cause our clinical development program, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical drug development and commercialization process, including regulatory requirements, the timing of Relypsa’s regulatory filings, Relypsa’s substantial dependence on Veltassa, Relypsa’s commercialization plans and efforts and other matters that could affect the availability or commercial potential of Veltassa. Relypsa undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Relypsa in general, see Relypsa’s current and future reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2015	RELYPSA, INC.

	By:	/s/ Ronald A. Krasnow
Ronald A. Krasnow Senior Vice President and General Counsel